Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2017

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

May 3, 2017

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2016				2017
2017	2016	Change		1Q	2Q	3Q	4Q	1Q

			Pre-tax adjusted operating income (loss) by division:
1,061	712	49%	U.S. Retirement Solutions and Investment Management Division	712	870	1,018	964	1,061
152	146	4%	U.S. Individual Life and Group Insurance Division	146	(201)	173	181	152
799	779	3%	International Insurance Division	779	803	780	755	799
(352)	(312)	-13%	Corporate and other operations	(312)	(415)	(413)	(441)	(352)

1,660	1,325	25%	Total pre-tax adjusted operating income	1,325	1,057	1,558	1,459	1,660
423	328	29%	Income taxes, applicable to adjusted operating income	328	228	367	369	423

1,237	997	24%	After-tax adjusted operating income	997	829	1,191	1,090	1,237

			Reconciling items:
38	338	-89%	Realized investment gains (losses), net, and related charges and adjustments	338	360	649	(824)	38
44	216	-80%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	216	108	37	(378)	44
(12)	(130)	91%	Change in experience-rated contractholder liabilities due to asset value changes	(130)	(133)	1	283	(12)
			Divested businesses:
34	(73)	147%	Closed Block division	(73)	(32)	31	(58)	34
6	31	-81%	Other divested businesses	31	(11)	56	(160)	6
(28)	25	-212%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	25	(8)	(17)	(5)	(28)

82	407	-80%	Total reconciling items, before income taxes	407	284	757	(1,142)	82
(28)	40	-170%	Income taxes, not applicable to adjusted operating income	40	203	134	(334)	(28)

110	367	-70%	Total reconciling items, after income taxes	367	81	623	(808)	110

1,347	1,364	-1%	Income (after-tax) before equity in earnings of operating joint ventures	1,364	910	1,814	282	1,347
22	(28)	179%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(28)	11	13	2	22

1,369	1,336	2%	Income attributable to Prudential Financial, Inc.	1,336	921	1,827	284	1,369
3	33	-91%	Earnings attributable to noncontrolling interests	33	4	5	9	3

1,372	1,369	0%	Net income	1,369	925	1,832	293	1,372
3	33	-91%	Less: Income attributable to noncontrolling interests	33	4	5	9	3

1,369	1,336	2%	Net income attributable to Prudential Financial, Inc.	1,336	921	1,827	284	1,369

14.2%	11.9%		Operating Return on Average Equity (based on adjusted operating income) (1)	11.9%	9.8%	13.8%	12.6%	14.2%

(1)	Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (based on net income) is 11.8%, 2.2%, 13.1%, 7.1% and 11.7% for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June, 30, 2016, and March 31, 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted):
2.79	2.18	After-tax adjusted operating income	2.18	1.84	2.66	2.46	2.79

		Reconciling items:
0.09	0.75	Realized investment gains (losses), net, and related charges and adjustments	0.75	0.80	1.46	(1.87)	0.09
0.10	0.48	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.48	0.24	0.08	(0.86)	0.10
(0.03)	(0.29)	Change in experience-rated contractholder liabilities due to asset value changes	(0.29)	(0.30)	—	0.64	(0.03)
		Divested businesses:
0.08	(0.16)	Closed Block division	(0.16)	(0.07)	0.07	(0.13)	0.08
0.01	0.07	Other divested businesses	0.07	(0.02)	0.13	(0.36)	0.01
—	(0.01)	Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	—	(0.01)	0.02	—

0.25	0.84	Total reconciling items, before income taxes	0.84	0.65	1.73	(2.56)	0.25
(0.05)	0.09	Income taxes, not applicable to adjusted operating income	0.09	0.45	0.32	(0.75)	(0.05)

0.30	0.75	Total reconciling items, after income taxes	0.75	0.20	1.41	(1.81)	0.30

3.09	2.93	Net income attributable to Prudential Financial, Inc.	2.93	2.04	4.07	0.65	3.09

429.9	445.3	Weighted average number of outstanding Common shares (basic)	445.3	441.1	435.9	430.7	429.9
439.1	453.2	Weighted average number of outstanding Common shares (diluted)	453.2	449.3	444.3	439.8	439.1

4	4	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
15	11	After-tax adjusted operating income	11	9	15	12	15
16	14	Net income	14	11	21	3	16

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	969	676	907	1,133	1,415
		Long-term debt	13,795	13,172	12,942	12,224	12,074
		Junior Subordinated Long-Term Debt	5,813	5,814	5,816	5,817	5,819

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income	49,242	55,149	56,431	45,863	46,784
		Excluding accumulated other comprehensive income (2)	30,176	30,482	31,506	31,242	32,141
		Amount included above for foreign currency exchange rate remeasurement (3)	(3,628)	(3,509)	(3,327)	(3,199)	(3,060)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	33,804	33,991	34,833	34,441	35,201

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	109.66	123.77	128.37	104.91	107.09
		Excluding accumulated other comprehensive income (2)	67.36	68.65	71.95	71.62	73.75
		Amount included above for foreign currency exchange rate remeasurement (3)	(8.10)	(7.90)	(7.60)	(7.33)	(7.02)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	75.46	76.55	79.55	78.95	80.77

		Number of diluted shares at end of period (5)	448.0	444.0	437.9	436.2	435.8

		Common Stock Price Range (based on closing price):
113.82	79.84	High	79.84	79.71	81.65	107.10	113.82
103.92	58.00	Low	58.00	66.93	68.74	81.43	103.92
106.68	72.22	Close	72.22	71.34	81.65	104.06	106.68

		Common Stock market capitalization (1)	32,001	31,304	35,248	44,704	45,798

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock, including accumulated other comprehensive income, for the first, second and third quarters of 2016, includes a $500 million increase in equity and a 5.6 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90. The fourth quarter of 2016 and first quarter of 2017 includes a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $86.92.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

OPERATIONS HIGHLIGHTS

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	403.6	418.8	445.9	431.5	445.2
		Retail customers	198.6	202.1	209.0	209.2	217.6
		General account	400.8	426.3	430.3	399.4	406.1

		Total Investment Management and Advisory Services	1,003.0	1,047.2	1,085.2	1,040.1	1,068.9
		Non-proprietary assets under management	167.0	169.8	176.4	172.6	178.3

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,170.0	1,217.0	1,261.6	1,212.7	1,247.2
		Managed by U.S. Individual Life and Group Insurance Division	25.1	25.7	24.8	24.9	25.1
		Managed by International Insurance Division	22.8	25.0	27.9	26.2	26.5

		Total assets under management	1,217.9	1,267.7	1,314.3	1,263.8	1,298.8
		Client assets under administration	170.5	171.7	177.0	177.3	185.2

		Total assets under management and administration	1,388.4	1,439.4	1,491.3	1,441.1	1,484.0

		Assets managed or administered for customers outside of the United States at end of period	297.5	324.6	335.4	311.1	326.6

		Distribution Representatives (1):
		Prudential Agents	2,969	2,987	3,031	2,937	2,922
		International Life Planners	7,608	7,551	7,667	7,680	7,819
		Gibraltar Life Consultants	8,781	8,734	8,790	8,884	8,752

47	47	Prudential Agent productivity ($ thousands)	47	54	56	67	47

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2016				2017
2017	2016	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
5,774	5,577	4%	Premiums	5,577	6,146	8,934	7,296	5,774
1,555	1,511	3%	Policy charges and fee income	1,511	1,288	1,559	1,529	1,555
3,354	3,017	11%	Net investment income	3,017	3,087	3,292	3,299	3,354
1,324	1,187	12%	Asset management fees, commissions and other income	1,187	1,291	1,265	1,296	1,324

12,007	11,292	6%	Total revenues	11,292	11,812	15,050	13,420	12,007

			Benefits and Expenses (1):
6,146	5,984	3%	Insurance and annuity benefits	5,984	6,813	9,254	7,658	6,146
920	907	1%	Interest credited to policyholders’ account balances	907	914	932	945	920
322	325	-1%	Interest expense	325	357	314	319	322
(724)	(685)	-6%	Deferral of acquisition costs	(685)	(718)	(731)	(711)	(724)
481	479	0%	Amortization of acquisition costs	479	281	444	468	481
3,202	2,957	8%	General and administrative expenses	2,957	3,108	3,279	3,282	3,202

10,347	9,967	4%	Total benefits and expenses	9,967	10,755	13,492	11,961	10,347

1,660	1,325	25%	Adjusted operating income before income taxes	1,325	1,057	1,558	1,459	1,660

			Reconciling items:
(66)	1,418	-105%	Realized investment gains (losses), net, and related adjustments	1,418	802	223	(1,454)	(66)
104	(1,080)	110%	Related charges	(1,080)	(442)	426	630	104

38	338	-89%	Total realized investment gains (losses), net, and related charges and adjustments	338	360	649	(824)	38

44	216	-80%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	216	108	37	(378)	44
(12)	(130)	91%	Change in experience-rated contractholder liabilities due to asset value changes	(130)	(133)	1	283	(12)
			Divested businesses:
34	(73)	147%	Closed Block division	(73)	(32)	31	(58)	34
6	31	-81%	Other divested businesses	31	(11)	56	(160)	6
(28)	25	-212%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	25	(8)	(17)	(5)	(28)

82	407	-80%	Total reconciling items, before income taxes	407	284	757	(1,142)	82

1,742	1,732	1%	Income before income taxes and equity in earnings of operating joint ventures	1,732	1,341	2,315	317	1,742
395	368	7%	Income tax expense	368	431	501	35	395

1,347	1,364	-1%	Income before equity in earnings of operating joint ventures	1,364	910	1,814	282	1,347

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests. See pages 34 and 35 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Three Months Ended March 31, 2017
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	5,774	551	1,268	3,962	(7)
Policy charges and fee income	1,555	717	717	134	(13)
Net investment income	3,354	1,370	647	1,205	132
Asset management fees, commissions and other income	1,324	1,270	196	108	(250)

Total revenues	12,007	3,908	2,828	5,409	(138)

Benefits and Expenses (1):
Insurance and annuity benefits	6,146	1,005	1,707	3,433	1
Interest credited to policyholders’ account balances	920	451	243	226	—
Interest expense	322	25	157	3	137
Deferral of acquisition costs	(724)	(88)	(183)	(465)	12
Amortization of acquisition costs	481	136	72	285	(12)
General and administrative expenses	3,202	1,318	680	1,128	76

Total benefits and expenses	10,347	2,847	2,676	4,610	214

Adjusted operating income (loss) before income taxes	1,660	1,061	152	799	(352)

	Three Months Ended March 31, 2016
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,577	671	1,219	3,696	(9)
Policy charges and fee income	1,511	675	719	130	(13)
Net investment income	3,017	1,198	582	1,120	117
Asset management fees, commissions and other income	1,187	1,164	166	98	(241)

Total revenues	11,292	3,708	2,686	5,044	(146)

Benefits and Expenses (1):
Insurance and annuity benefits	5,984	1,171	1,634	3,173	6
Interest credited to policyholders’ account balances	907	453	227	227	—
Interest expense	325	25	142	2	156
Deferral of acquisition costs	(685)	(110)	(162)	(426)	13
Amortization of acquisition costs	479	155	78	260	(14)
General and administrative expenses	2,957	1,302	621	1,029	5

Total benefits and expenses	9,967	2,996	2,540	4,265	166

Adjusted operating income (loss) before income taxes	1,325	712	146	779	(312)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

CONSOLIDATED BALANCE SHEETS

(in millions)

	03/31/2016	06/30/2016	09/30/2016	12/31/2016	03/31/2017

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $278,000; $286,066; $297,745; $292,581; $300,437)	314,529	332,270	343,244	321,419	328,717
Fixed maturities, held to maturity, at amortized cost (fair value $2,841; $3,026; $2,956; $2,524; $2,552)	2,411	2,485	2,471	2,144	2,166
Trading account assets supporting insurance liabilities, at fair value	21,447	21,702	21,828	21,840	21,820
Other trading account assets, at fair value	8,052	7,268	7,559	5,764	5,863
Equity securities, available for sale, at fair value (cost $7,026; $7,088; $7,197; $7,149; $7,461)	9,400	9,496	9,765	9,748	10,143
Commercial mortgage and other loans	50,798	51,447	52,273	52,779	53,660
Policy loans	11,805	11,930	12,031	11,755	11,893
Other long-term investments	10,281	10,247	11,346	11,283	11,450
Short-term investments	3,697	5,035	5,254	7,508	5,175

Total investments	432,420	451,880	465,771	444,240	450,887
Cash and cash equivalents	22,492	24,142	24,728	14,127	13,308
Accrued investment income	3,180	3,211	3,279	3,204	3,231
Deferred policy acquisition costs	15,998	16,152	16,975	17,661	18,197
Value of business acquired	2,582	1,951	2,159	2,314	2,266
Other assets	14,822	14,322	15,403	14,780	15,671
Separate account assets	281,501	284,832	291,550	287,636	293,805

Total assets	772,995	796,490	819,865	783,962	797,365

Liabilities:
Future policy benefits	234,728	242,950	252,228	240,908	244,705
Policyholders’ account balances	139,745	142,716	146,577	145,205	147,026
Securities sold under agreements to repurchase	8,357	7,335	6,830	7,606	8,535
Cash collateral for loaned securities	4,052	4,643	5,037	4,333	4,175
Income taxes	12,128	15,140	15,326	10,412	10,598
Senior short-term debt	969	676	907	1,133	1,415
Senior long-term debt	13,795	13,172	12,942	12,224	12,074
Junior subordinated long-term debt	5,813	5,814	5,816	5,817	5,819
Notes issued by consolidated variable interest entities	2,946	2,094	2,722	2,150	2,179
Other liabilities	19,696	21,940	22,956	20,450	20,060
Separate account liabilities	281,501	284,832	291,550	287,636	293,805

Total liabilities	723,730	741,312	762,891	737,874	750,391

Equity:
Accumulated other comprehensive income	19,066	24,667	24,925	14,621	14,643
Other equity	30,176	30,482	31,506	31,242	32,141

Total Prudential Financial, Inc. equity	49,242	55,149	56,431	45,863	46,784

Noncontrolling Interest	23	29	543	225	190

Total Equity	49,265	55,178	56,974	46,088	46,974

Total liabilities and equity	772,995	796,490	819,865	783,962	797,365

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of March 31, 2017

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	450,887	60,726	390,161	133,751	56,523	181,626	18,261
Deferred policy acquisition costs	18,197	325	17,872	4,999	5,568	7,648	(343)
Other assets	34,476	2,045	32,431	12,073	11,473	10,761	(1,876)
Separate account assets	293,805	—	293,805	247,579	47,335	3,195	(4,304)

Total assets	797,365	63,096	734,269	398,402	120,899	203,230	11,738

Liabilities:
Future policy benefits	244,705	49,091	195,614	64,767	17,390	108,620	4,837
Policyholders’ account balances	147,026	5,183	141,843	58,560	34,194	49,081	8
Debt	19,308	—	19,308	2,979	7,661	93	8,575
Other liabilities	45,547	10,204	35,343	6,962	7,508	17,747	3,126
Separate account liabilities	293,805	—	293,805	247,579	47,335	3,195	(4,304)

Total liabilities	750,391	64,478	685,913	380,847	114,088	178,736	12,242

Equity:
Accumulated other comprehensive income (loss)	14,643	(2)	14,645	1,523	801	13,823	(1,502)
Other equity	32,141	(1,382)	33,523	15,734	6,010	10,626	1,153

Total Prudential Financial, Inc. equity	46,784	(1,384)	48,168	17,257	6,811	24,449	(349)

Noncontrolling Interest	190	2	188	298	—	45	(155)

Total Equity	46,974	(1,382)	48,356	17,555	6,811	24,494	(504)

Total liabilities and equity	797,365	63,096	734,269	398,402	120,899	203,230	11,738

	As of December 31, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	444,240	59,714	384,526	132,915	55,333	176,252	20,026
Deferred policy acquisition costs	17,661	336	17,325	5,003	5,454	7,208	(340)
Other assets	34,425	2,001	32,424	12,908	11,235	10,842	(2,561)
Separate account assets	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total assets	783,962	62,051	721,911	393,625	118,166	197,119	13,001

Liabilities:
Future policy benefits	240,908	49,281	191,627	65,972	16,987	103,930	4,738
Policyholders’ account balances	145,205	5,204	140,001	58,371	33,872	47,747	11
Debt	19,174	—	19,174	3,147	7,282	87	8,658
Other liabilities	44,951	8,967	35,984	7,076	7,248	18,457	3,203
Separate account liabilities	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total liabilities	737,874	63,452	674,422	377,365	111,533	173,038	12,486

Equity:
Accumulated other comprehensive income (loss)	14,621	(4)	14,625	1,294	706	14,320	(1,695)
Other equity	31,242	(1,399)	32,641	14,692	5,927	9,716	2,306

Total Prudential Financial, Inc. equity	45,863	(1,403)	47,266	15,986	6,633	24,036	611

Noncontrolling Interest	225	2	223	274	—	45	(96)

Total Equity	46,088	(1,401)	47,489	16,260	6,633	24,081	515

Total liabilities and equity	783,962	62,051	721,911	393,625	118,166	197,119	13,001

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of March 31, 2017				As of December 31, 2016
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	—	5,822	5,819	11,641	—	5,822	5,817	11,639
Operating Debt - Investment related	769	4,861	—	5,630	477	4,901	—	5,378
Operating Debt - Specified businesses	573	805	—	1,378	584	914	—	1,498
Limited recourse and non-recourse borrowing	73	586	—	659	72	587	—	659

Total debt	1,415	12,074	5,819	19,308	1,133	12,224	5,817	19,174

	As of March 31, 2017				As of December 31, 2016
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,645	940	56	11,641	10,645	939	55	11,639
Operating Debt - Investment related	4,420	211	999	5,630	4,314	65	999	5,378
Operating Debt - Specified businesses	861	517	—	1,378	965	533	—	1,498
Limited recourse and non-recourse borrowing	—	659	—	659	—	659	—	659

Total debt	15,926	2,327	1,055	19,308	15,924	2,196	1,054	19,174

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $840M of surplus notes as of March 31, 2017 and $839M as of December 31, 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2016				2017
2017	2016	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
551	671	-18%	Premiums	671	1,018	3,791	2,258	551
717	675	6%	Policy charges and fee income	675	687	723	712	717
1,370	1,198	14%	Net investment income	1,198	1,194	1,325	1,324	1,370
1,270	1,164	9%	Asset management fees, commissions and other income	1,164	1,217	1,266	1,280	1,270

3,908	3,708	5%	Total revenues	3,708	4,116	7,105	5,574	3,908

			Benefits and Expenses (1):
1,005	1,171	-14%	Insurance and annuity benefits	1,171	1,460	4,243	2,760	1,005
451	453	0%	Interest credited to policyholders’ account balances	453	451	458	473	451
25	25	0%	Interest expense	25	28	29	23	25
(88)	(110)	20%	Deferral of acquisition costs	(110)	(128)	(116)	(95)	(88)
136	155	-12%	Amortization of acquisition costs	155	131	100	146	136
1,318	1,302	1%	General and administrative expenses	1,302	1,304	1,373	1,303	1,318

2,847	2,996	-5%	Total benefits and expenses	2,996	3,246	6,087	4,610	2,847

1,061	712	49%	Adjusted operating income before income taxes	712	870	1,018	964	1,061

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2017
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	551	39	512	—
Policy charges and fee income	717	659	58	—
Net investment income	1,370	190	1,148	32
Asset management fees, commissions and other income	1,270	327	219	724

Total revenues	3,908	1,215	1,937	756

Benefits and Expenses (1):
Insurance and annuity benefits	1,005	88	917	—
Interest credited to policyholders’ account balances	451	87	364	—
Interest expense	25	14	6	5
Deferral of acquisition costs	(88)	(79)	(7)	(2)
Amortization of acquisition costs	136	128	4	4
General and administrative expenses	1,318	509	256	553

Total benefits and expenses	2,847	747	1,540	560

Adjusted operating income before income taxes	1,061	468	397	196

	Three Months Ended March 31, 2016
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	671	32	639	—
Policy charges and fee income	675	620	55	—
Net investment income	1,198	161	1,019	18
Asset management fees, commissions and other income	1,164	296	180	688

Total revenues	3,708	1,109	1,893	706

Benefits and Expenses (1):
Insurance and annuity benefits	1,171	111	1,060	—
Interest credited to policyholders’ account balances	453	100	353	—
Interest expense	25	18	4	3
Deferral of acquisition costs	(110)	(100)	(7)	(3)
Amortization of acquisition costs	155	144	7	4
General and administrative expenses	1,302	508	257	537

Total benefits and expenses	2,996	781	1,674	541

Adjusted operating income before income taxes	712	328	219	165

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
153,295	149,441	Beginning total account value	149,441	149,246	151,188	154,903	153,295
782	683	Sales: Highest Daily Suite - risk retained by Prudential(1)	683	666	587	558	782
14	374	Highest Daily Suite - externally reinsured living benefits	374	354	321	318	14
632	944	Other variable annuities (2)	944	1,247	1,180	762	632

1,428	2,001	Total sales	2,001	2,267	2,088	1,638	1,428
(2,326)	(1,748)	Surrenders and withdrawals	(1,748)	(1,914)	(1,992)	(2,122)	(2,326)

(898)	253	Net sales (redemptions)	253	353	96	(484)	(898)
(413)	(355)	Benefit payments	(355)	(399)	(349)	(347)	(413)

(1,311)	(102)	Net flows	(102)	(46)	(253)	(831)	(1,311)
5,751	764	Change in market value, interest credited, and other	764	2,873	4,877	124	5,751
(905)	(857)	Policy charges	(857)	(885)	(909)	(901)	(905)

156,830	149,246	Ending total account value	149,246	151,188	154,903	153,295	156,830

		Variable Annuities Account Value by Product:
115,314	111,229	Highest Daily Suite - risk retained by Prudential (1)	111,229	111,820	113,902	112,543	115,314
3,025	1,893	Highest Daily Suite - externally reinsured living benefits	1,893	2,259	2,629	2,932	3,025
38,491	36,124	Other variable annuities (2)	36,124	37,109	38,372	37,820	38,491

156,830	149,246	Ending total account value	149,246	151,188	154,903	153,295	156,830

		Fixed Annuities and other products (3):
3,488	3,504	Beginning total account value	3,504	3,487	3,489	3,485	3,488
12	16	Sales	16	14	12	18	12
(27)	(31)	Surrenders and withdrawals	(31)	(26)	(21)	(27)	(27)

(15)	(15)	Net redemptions	(15)	(12)	(9)	(9)	(15)
(84)	(88)	Benefit payments	(88)	(90)	(91)	(75)	(84)

(99)	(103)	Net flows	(103)	(102)	(100)	(84)	(99)
100	86	Interest credited and other	86	105	96	87	100
—	—	Policy charges	—	(1)	—	—	—

3,489	3,487	Ending total account value	3,487	3,489	3,485	3,488	3,489

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
507	580	Insurance Agents	580	625	598	550	507
236	385	Wirehouses	385	452	376	279	236
573	783	Independent Financial Planners	783	897	841	659	573
124	269	Bank Distribution	269	307	285	168	124

1,440	2,017	Total	2,017	2,281	2,100	1,656	1,440

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,942	Beginning balance	9,942	10,017	9,977	9,863	9,892
185	238	Premiums and deposits	238	221	215	194	185
(153)	(141)	Surrenders and withdrawals	(141)	(140)	(134)	(148)	(153)

32	97	Net sales	97	81	81	46	32
(100)	(105)	Benefit payments	(105)	(110)	(107)	(89)	(100)

(68)	(8)	Net flows	(8)	(29)	(26)	(43)	(68)
58	64	Interest credited and other	64	62	58	57	58
(72)	19	Net transfers (to) from separate account	19	(72)	(146)	15	(72)
—	—	Policy charges	—	(1)	—	—	—

9,810	10,017	Ending balance	10,017	9,977	9,863	9,892	9,810

		Account Values in Separate Account (1):
146,891	143,003	Beginning balance	143,003	142,716	144,700	148,525	146,891
1,255	1,779	Premiums and deposits	1,779	2,060	1,885	1,462	1,255
(2,200)	(1,638)	Surrenders and withdrawals	(1,638)	(1,800)	(1,879)	(2,001)	(2,200)

(945)	141	Net sales (redemptions)	141	260	6	(539)	(945)
(397)	(338)	Benefit payments	(338)	(379)	(333)	(333)	(397)

(1,342)	(197)	Net flows	(197)	(119)	(327)	(872)	(1,342)
5,793	786	Change in market value, interest credited and other	786	2,916	4,915	154	5,793
72	(19)	Net transfers (to) from general account	(19)	72	146	(15)	72
(905)	(857)	Policy charges	(857)	(885)	(909)	(901)	(905)

150,509	142,716	Ending balance	142,716	144,700	148,525	146,891	150,509

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2016				2017
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	4,658	4,524	4,403	4,104	3,879
Guaranteed minimum withdrawal benefits	552	537	532	514	509
Guaranteed minimum income benefits	2,780	2,749	2,780	2,730	2,761
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	116,818	118,666	121,747	120,468	123,609
Guaranteed minimum withdrawal & income benefits - externally reinsured	1,893	2,259	2,629	2,932	3,025

Total	126,701	128,735	132,091	130,748	133,783

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	106,699	107,253	109,175	107,752	110,286
Account Values with Auto-Rebalancing Feature - externally reinsured	1,893	2,259	2,629	2,932	3,025
Account Values without Auto-Rebalancing Feature	18,109	19,223	20,287	20,064	20,472

Total	126,701	128,735	132,091	130,748	133,783

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,395	4,366	3,928	4,494	3,872
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	1,225	1,179	1,049	1,082	939

Total	5,620	5,545	4,977	5,576	4,811

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2016				2017
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	114,662	116,599	119,755	118,620	121,507
Net amount at risk	648	544	399	487	385
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,188	31,127	31,534	30,980	31,460
Net amount at risk	4,367	4,147	3,533	3,714	3,215

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	108,592	109,512	111,804	110,684	113,311
Account Values without Auto-Rebalancing Feature	37,258	38,214	39,485	38,916	39,656

Total	145,850	147,726	151,289	149,600	152,967

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,025	1,852	1,392	1,597	1,265
Net Amount at Risk without Auto-Rebalancing Feature	2,990	2,839	2,540	2,604	2,335

Total	5,015	4,691	3,932	4,201	3,600

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
202,802	188,961	Beginning total account value	188,961	190,953	194,007	200,476	202,802
6,736	6,656	Deposits and sales	6,656	4,699	5,405	5,168	6,736
(6,690)	(5,286)	Withdrawals and benefits	(5,286)	(4,513)	(5,013)	(5,315)	(6,690)
7,552	622	Change in market value, interest credited, interest income and other activity	622	2,868	6,077	2,473	7,552

210,400	190,953	Ending total account value	190,953	194,007	200,476	202,802	210,400

46	1,370	Net additions (withdrawals)	1,370	186	392	(147)	46

		Stable value account values included above	46,865	47,581	48,352	48,725	48,737

		Institutional Investment Products:
183,376	179,964	Beginning total account value	179,964	180,819	180,882	186,224	183,376
4,042	2,061	Additions	2,061	3,421	6,907	3,751	4,042
(4,241)	(2,783)	Withdrawals and benefits	(2,783)	(3,119)	(2,339)	(3,920)	(4,241)
1,229	2,198	Change in market value, interest credited and interest income	2,198	2,053	1,953	(905)	1,229
709	(621)	Other (1)	(621)	(2,292)	(1,179)	(1,774)	709

185,115	180,819	Ending total account value	180,819	180,882	186,224	183,376	185,115

(199)	(722)	Net additions (withdrawals)	(722)	302	4,568	(169)	(199)

		Amounts included in ending total account value above:
70,576	68,624	Investment-only stable value wraps	68,624	69,567	71,482	70,196	70,576
32,004	32,364	Longevity reinsurance (2)	32,364	31,438	31,280	29,959	32,004
82,535	79,831	Group annuities and other products	79,831	79,877	83,462	83,221	82,535

185,115	180,819	Ending total account value	180,819	180,882	186,224	183,376	185,115

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION -  SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT

INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2016				2017
2017	2016	Change		1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
575	524	10%	Asset management fees	524	547	577	579	575
58	71	-18%	Other related revenues	71	67	52	65	58
123	111	11%	Service, distribution and other revenues	111	118	121	129	123

756	706	7%	Total Asset Management segment revenues	706	732	750	773	756

			Analysis of asset management fees by source:
275	242	14%	Institutional customers	242	256	273	275	275
185	169	9%	Retail customers	169	173	182	183	185
115	113	2%	General account	113	118	122	121	115

575	524	10%	Total asset management fees	524	547	577	579	575

Supplementary Assets Under Management Information (in billions):
	March 31, 2017
	Equity	Fixed Income	Real Estate	Total
Institutional customers	61.1	343.8	40.3	445.2
Retail customers	117.0	98.8	1.8	217.6
General account	6.6	397.8	1.7	406.1

Total	184.7	840.4	43.8	1,068.9

	March 31, 2016
	Equity	Fixed Income	Real Estate	Total
Institutional customers	59.2	304.1	40.3	403.6
Retail customers	116.0	80.5	2.1	198.6
General account	6.4	392.4	2.0	400.8

Total	181.6	777.0	44.4	1,003.0

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION -  SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
386.4	347.1	Beginning assets under management	347.1	359.3	373.4	398.9	386.4
15.9	12.5	Additions	12.5	14.8	16.4	15.7	15.9
(15.4)	(15.1)	Withdrawals	(15.1)	(12.8)	(13.0)	(13.2)	(15.4)
9.6	12.7	Change in market value	12.7	11.3	8.4	(10.6)	9.6
2.0	(1.0)	Net money market flows	(1.0)	0.4	13.5	(1.1)	2.0
0.6	3.1	Other (1)	3.1	0.4	0.2	(3.3)	0.6

399.1	359.3	Ending assets under management	359.3	373.4	398.9	386.4	399.1
46.1	44.3	Affiliated institutional assets under management	44.3	45.4	47.0	45.1	46.1

445.2	403.6	Total assets managed for institutional customers at end of period	403.6	418.8	445.9	431.5	445.2

0.5	(2.6)	Net institutional additions (withdrawals), excluding money market activity	(2.6)	2.0	3.4	2.5	0.5

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
136.6	128.9	Beginning assets under management	128.9	127.8	131.3	137.7	136.6
13.0	10.2	Additions	10.2	11.5	10.5	9.9	13.0
(12.9)	(10.7)	Withdrawals	(10.7)	(9.9)	(9.6)	(11.5)	(12.9)
7.4	(1.2)	Change in market value	(1.2)	1.9	5.5	(1.7)	7.4
—	(0.1)	Net money market flows	(0.1)	—	—	—	—
0.1	0.7	Other (1)	0.7	—	—	2.2	0.1

144.2	127.8	Ending assets under management	127.8	131.3	137.7	136.6	144.2
73.4	70.8	Affiliated retail assets under management	70.8	70.8	71.3	72.6	73.4

217.6	198.6	Total assets managed for retail customers at end of period	198.6	202.1	209.0	209.2	217.6

0.1	(0.5)	Net retail additions (withdrawals), excluding money market activity	(0.5)	1.6	0.9	(1.6)	0.1

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in the client contract form, a $2 billion reclassification of assets under management from institutional to retail in 4Q’16, impact of acquired business of $3.4 billion as of March 4, 2016 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2016				2017
2017	2016	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,268	1,219	4%	Premiums	1,219	1,234	1,210	1,231	1,268
717	719	0%	Policy charges and fee income	719	505	713	699	717
647	582	11%	Net investment income	582	593	625	630	647
196	166	18%	Asset management fees, commissions and other income	166	187	195	190	196

2,828	2,686	5%	Total revenues	2,686	2,519	2,743	2,750	2,828

			Benefits and Expenses (1):
1,707	1,634	4%	Insurance and annuity benefits	1,634	1,950	1,622	1,611	1,707
243	227	7%	Interest credited to policyholders’ account balances	227	233	237	246	243
157	142	11%	Interest expense	142	146	147	153	157
(183)	(162)	-13%	Deferral of acquisition costs	(162)	(172)	(169)	(203)	(183)
72	78	-8%	Amortization of acquisition costs	78	(111)	83	71	72
680	621	10%	General and administrative expenses	621	674	650	691	680

2,676	2,540	5%	Total benefits and expenses	2,540	2,720	2,570	2,569	2,676

152	146	4%	Adjusted operating income (loss) before income taxes	146	(201)	173	181	152

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2017
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,268	216	1,052
Policy charges and fee income	717	573	144
Net investment income	647	482	165
Asset management fees, commissions and other income	196	174	22

Total revenues	2,828	1,445	1,383

Benefits and Expenses (1):
Insurance and annuity benefits	1,707	642	1,065
Interest credited to policyholders’ account balances	243	176	67
Interest expense	157	156	1
Deferral of acquisition costs	(183)	(183)	—
Amortization of acquisition costs	72	71	1
General and administrative expenses	680	465	215

Total benefits and expenses	2,676	1,327	1,349

Adjusted operating income before income taxes	152	118	34

	Three Months Ended March 31, 2016
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,219	210	1,009
Policy charges and fee income	719	570	149
Net investment income	582	436	146
Asset management fees, commissions and other income	166	150	16

Total revenues	2,686	1,366	1,320

Benefits and Expenses (1):
Insurance and annuity benefits	1,634	614	1,020
Interest credited to policyholders’ account balances	227	164	63
Interest expense	142	141	1
Deferral of acquisition costs	(162)	(162)	—
Amortization of acquisition costs	78	77	1
General and administrative expenses	621	412	209

Total benefits and expenses	2,540	1,246	1,294

Adjusted operating income before income taxes	146	120	26

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

49	48	Term life	48	50	52	50	49
53	51	Guaranteed Universal life	51	61	54	77	53
21	20	Other Universal life	20	23	21	31	21
23	26	Variable life	26	25	16	25	23

146	145	Total	145	159	143	183	146

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

27	29	Prudential Agents	29	30	28	29	27
119	116	Third party distribution	116	129	115	154	119

146	145	Total	145	159	143	183	146

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,041	24,487	Beginning balance	24,487	24,437	24,747	25,000	26,041
804	809	Premiums and deposits	809	821	751	949	804
(233)	(251)	Surrenders and withdrawals	(251)	(257)	(240)	(240)	(233)

571	558	Net sales	558	564	511	709	571
(182)	(125)	Benefit payments	(125)	(121)	(138)	(106)	(182)

389	433	Net flows	433	443	373	603	389
228	(224)	Interest credited and other	(224)	137	155	718	228
106	99	Net transfers from separate account	99	93	102	102	106
(406)	(358)	Policy charges	(358)	(363)	(377)	(382)	(406)
—	—	Acquisition	—	—	—	—	—

26,358	24,437	Ending balance	24,437	24,747	25,000	26,041	26,358

		Separate Account Liabilities:
28,455	27,027	Beginning balance	27,027	26,887	27,227	28,129	28,455
442	456	Premiums and deposits	456	337	287	359	442
(220)	(217)	Surrenders and withdrawals	(217)	(222)	(212)	(201)	(220)

222	239	Net sales	239	115	75	158	222
(46)	(51)	Benefit payments	(51)	(40)	(39)	(33)	(46)

176	188	Net flows	188	75	36	125	176
1,373	(5)	Change in market value, interest credited and other	(5)	585	1,196	532	1,373
(106)	(99)	Net transfers to general account	(99)	(93)	(102)	(102)	(106)
(229)	(224)	Policy charges	(224)	(227)	(228)	(229)	(229)
—	—	Acquisition	—	—	—	—	—

29,669	26,887	Ending balance	26,887	27,227	28,129	28,455	29,669

		FACE AMOUNT IN FORCE (3):

		Term life	697,687	706,636	714,733	721,602	727,736
		Guaranteed Universal life	124,061	127,453	130,400	134,973	137,801
		Other Universal life	44,203	44,505	44,781	45,350	45,704
		Variable life	162,960	162,416	163,184	162,574	162,611

		Total	1,028,910	1,041,010	1,053,098	1,064,500	1,073,851

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
186	232	Group life	232	24	29	31	186
115	79	Group disability	79	21	13	6	115

301	311	Total	311	45	42	37	301

		Future Policy Benefits (1) (2):
		Group life	2,103	2,124	2,065	2,238	2,166
		Group disability	29	21	11	3	28

		Total	2,132	2,145	2,076	2,241	2,194

		Policyholders’ Account Balances (1):
		Group life	8,271	8,367	8,497	8,634	8,614
		Group disability	216	240	208	224	237

		Total	8,487	8,607	8,705	8,858	8,851

		Separate Account Liabilities (1):
		Group life	24,339	23,816	24,839	23,594	23,812
		Group disability	—	—	—	—	—

		Total	24,339	23,816	24,839	23,594	23,812

		Group Life Insurance:
1,038	1,009	Gross premiums, policy charges and fee income (3)	1,009	1,064	1,016	1,006	1,038
985	955	Earned premiums, policy charges and fee income	955	998	953	939	985
92.2%	89.4%	Benefits ratio (4)	89.4%	88.6%	88.6%	87.3%	92.2%
10.8%	10.8%	Administrative operating expense ratio	10.8%	10.6%	10.6%	10.7%	10.8%
		Persistency ratio	96.1%	95.8%	95.3%	95.2%	94.9%

		Group Disability Insurance:
233	216	Gross premiums, policy charges and fee income (3)	216	222	219	223	233
211	203	Earned premiums, policy charges and fee income	203	196	199	207	211
74.3%	82.2%	Benefits ratio (5)	82.2%	77.5%	80.4%	91.3%	74.3%
29.4%	31.9%	Administrative operating expense ratio	31.9%	31.1%	31.4%	31.0%	29.4%
		Persistency ratio	94.9%	93.7%	92.9%	91.7%	93.7%

		Total Group Insurance (6):
89.1%	88.1%	Benefits ratio	88.1%	86.6%	87.1%	88.0%	89.1%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 92.2%, 87.3%, 88.6%, 90.8%, and 89.4% for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 74.3%, 91.3% 80.4%, 47.9%, and 82.2% for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 89.1%, 88.0%, 87.1%, 83.8%, and 88.1% for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,871	4,916	Beginning balance	4,916	4,130	4,119	4,515	4,871
79	100	Capitalization	100	117	104	87	79
(128)	(144)	Amortization - operating results	(144)	(122)	(84)	(134)	(128)
50	(717)	Amortization - realized investment gains and losses	(717)	17	374	347	50
(7)	(25)	Impact of unrealized (gains) or losses on AFS securities	(25)	(23)	2	56	(7)
—	—	Other	—	—	—	—	—

4,865	4,130	Ending balance	4,130	4,119	4,515	4,871	4,865

		INDIVIDUAL LIFE INSURANCE:
5,278	4,883	Beginning balance	4,883	4,727	4,773	4,840	5,278
183	162	Capitalization	162	172	169	203	183
(71)	(77)	Amortization - operating results	(77)	113	(82)	(69)	(71)
2	(26)	Amortization - realized investment gains and losses	(26)	(80)	2	4	2
1	(215)	Impact of unrealized (gains) or losses on AFS securities	(215)	(159)	(22)	300	1

5,393	4,727	Ending balance	4,727	4,773	4,840	5,278	5,393

		GROUP INSURANCE:
176	181	Beginning balance	181	180	179	178	176
—	—	Capitalization	—	—	—	—	—
(1)	(1)	Amortization - operating results	(1)	(1)	(1)	(2)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

175	180	Ending balance	180	179	178	176	175

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,082	1,188	Beginning balance	1,188	916	893	1,012	1,082
—	1	Capitalization	1	1	1	—	—
(41)	(51)	Amortization - operating results	(51)	(50)	(23)	(44)	(41)
25	(216)	Amortization - realized investment gains and losses	(216)	29	140	103	25
(2)	(6)	Impact of unrealized (gains) or losses on AFS securities	(6)	(3)	1	11	(2)
—	—	Other	—	—	—	—	—

1,064	916	Ending balance	916	893	1,012	1,082	1,064

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2016				2017
2017	2016			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
3,962	3,696	7%	Premiums	3,696	3,899	3,939	3,814	3,962
134	130	3%	Policy charges and fee income	130	106	134	129	134
1,205	1,120	8%	Net investment income	1,120	1,204	1,229	1,206	1,205
108	98	10%	Asset management fees, commissions and other income	98	134	82	89	108

5,409	5,044	7%	Total revenues	5,044	5,343	5,384	5,238	5,409

			Benefits and Expenses (1):
3,433	3,173	8%	Insurance and annuity benefits	3,173	3,397	3,382	3,280	3,433
226	227	0%	Interest credited to policyholders’ account balances	227	230	237	226	226
3	2	50%	Interest expense	2	1	2	3	3
(465)	(426)	-9%	Deferral of acquisition costs	(426)	(436)	(462)	(426)	(465)
285	260	10%	Amortization of acquisition costs	260	273	271	264	285
1,128	1,029	10%	General and administrative expenses	1,029	1,075	1,174	1,136	1,128

4,610	4,265	8%	Total benefits and expenses	4,265	4,540	4,604	4,483	4,610

799	779	3%	Adjusted operating income before income taxes	779	803	780	755	799

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,962	2,116	1,846
Policy charges and fee income	134	96	38
Net investment income	1,205	509	696
Asset management fees, commissions and other income	108	57	51

Total revenues	5,409	2,778	2,631

Benefits and Expenses (1):
Insurance and annuity benefits	3,433	1,866	1,567
Interest credited to policyholders’ account balances	226	62	164
Interest expense	3	2	1
Deferral of acquisition costs	(465)	(265)	(200)
Amortization of acquisition costs	285	148	137
General and administrative expenses	1,128	557	571

Total benefits and expenses	4,610	2,370	2,240

Adjusted operating income before income taxes	799	408	391

	Three Months Ended March 31, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,696	1,940	1,756
Policy charges and fee income	130	92	38
Net investment income	1,120	464	656
Asset management fees, commissions and other income	98	63	35

Total revenues	5,044	2,559	2,485

Benefits and Expenses (1):
Insurance and annuity benefits	3,173	1,709	1,464
Interest credited to policyholders’ account balances	227	59	168
Interest expense	2	1	1
Deferral of acquisition costs	(426)	(213)	(213)
Amortization of acquisition costs	260	131	129
General and administrative expenses	1,029	462	567

Total benefits and expenses	4,265	2,149	2,116

Adjusted operating income before income taxes	779	410	369

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2016				2017
2017	2016		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,691	1,583	Japan, excluding Gibraltar Life	1,583	1,434	1,472	1,386	1,691
1,884	1,794	Gibraltar Life	1,794	2,120	2,094	2,022	1,884
521	449	All other countries	449	451	507	535	521

4,096	3,826	Total	3,826	4,005	4,073	3,943	4,096

		Annualized new business premiums:
285	237	Japan, excluding Gibraltar Life	237	190	208	205	285
358	409	Gibraltar Life	409	449	460	408	358
109	98	All other countries	98	99	115	124	109

752	744	Total	744	738	783	737	752

		Annualized new business premiums by distribution channel:
394	335	Life Planner Operations	335	289	323	329	394
167	161	Gibraltar Life Consultants	161	204	200	175	167
132	194	Banks	194	176	188	158	132
59	54	Independent Agency	54	69	72	75	59

752	744	Total	744	738	783	737	752

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:

1,707	1,612	Japan, excluding Gibraltar Life	1,612	1,395	1,380	1,365	1,707
1,912	1,854	Gibraltar Life	1,854	2,099	1,999	1,946	1,912
512	471	All other countries	471	461	497	542	512

4,131	3,937	Total	3,937	3,955	3,876	3,853	4,131

		Annualized new business premiums:
339	240	Japan, excluding Gibraltar Life	240	185	197	202	339
362	419	Gibraltar Life	419	448	450	389	362
124	105	All other countries	105	101	111	122	124

825	764	Total	764	734	758	713	825

		Annualized new business premiums by distribution channel:
463	345	Life Planner Operations	345	286	308	324	463
169	166	Gibraltar Life Consultants	166	203	194	170	169
133	197	Banks	197	176	186	157	133
60	56	Independent Agency	56	69	70	62	60

825	764	Total	764	734	758	713	825

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2016				2017
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	306	310	314	318	327
Gibraltar Life	319	320	324	327	330
All other countries	118	119	121	123	124

Total	743	749	759	768	781

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,341	3,384	3,436	3,488	3,581
Gibraltar Life	7,150	7,141	7,170	7,182	7,191
All other countries	2,007	2,024	2,048	2,076	2,105

Total	12,498	12,549	12,654	12,746	12,877

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	93.1%	93.0%	93.0%	93.0%
25 months	85.6%	85.6%	86.2%	86.3%	86.3%

Gibraltar Life (3):
13 months	93.2%	93.3%	93.4%	93.5%	93.3%
25 months	84.8%	85.3%	85.5%	86.2%	86.7%

Number of Life Planners at end of period:
Japan	3,650	3,653	3,776	3,824	3,932
All other countries	3,958	3,898	3,891	3,856	3,887

Total Life Planners	7,608	7,551	7,667	7,680	7,819

Gibraltar Life Consultants	8,781	8,734	8,790	8,884	8,752

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2017				December 31, 2016
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	273,203	25,877	247,326	64.2%	268,118	24,917	243,201	64.2%
Public, held-to-maturity, at amortized cost	1,808	—	1,808	0.5%	1,772	—	1,772	0.5%
Private, available-for-sale, at fair value	55,254	14,217	41,037	10.7%	53,061	13,987	39,074	10.3%
Private, held-to-maturity, at amortized cost	358	—	358	0.1%	372	—	372	0.1%
Trading account assets supporting insurance liabilities, at fair value	21,820	—	21,820	5.7%	21,840	—	21,840	5.8%
Other trading account assets, at fair value	1,998	307	1,691	0.4%	1,805	284	1,521	0.4%
Equity securities, available-for-sale, at fair value	10,130	2,565	7,565	2.0%	9,735	2,572	7,163	1.9%
Commercial mortgage and other loans, at book value	53,417	9,491	43,926	11.4%	52,208	9,437	42,771	11.2%
Policy loans, at outstanding balance	11,893	4,607	7,286	1.9%	11,755	4,660	7,095	1.9%
Other long-term investments (1)	10,254	3,083	7,171	1.9%	10,251	3,020	7,231	1.9%
Short-term investments	5,164	579	4,585	1.2%	7,494	837	6,657	1.8%

Subtotal (2)	445,299	60,726	384,573	100.0%	438,411	59,714	378,697	100.0%

Invested assets of other entities and operations (3)	5,588	—	5,588		5,829	—	5,829

Total investments	450,887	60,726	390,161		444,240	59,714	384,526

Fixed Maturities by Credit Quality (2):

	March 31, 2017					December 31, 2016
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)
1	190,099	25,176	2,290	212,985	85.4%	184,831	26,239	2,261	208,809	85.1%
2	26,753	2,484	382	28,855	11.5%	26,922	2,479	454	28,947	11.8%

Subtotal - High or Highest Quality Securities	216,852	27,660	2,672	241,840	96.9%	211,753	28,718	2,715	237,756	96.9%

3	4,878	332	75	5,135	2.1%	4,837	323	90	5,070	2.1%
4	1,977	149	51	2,075	0.8%	1,951	178	52	2,077	0.8%
5	228	52	4	276	0.1%	230	43	6	267	0.1%
6	163	4	2	165	0.1%	152	4	1	155	0.1%

Subtotal - Other Securities	7,246	537	132	7,651	3.1%	7,170	548	149	7,569	3.1%

Total	224,098	28,197	2,804	249,491	100.0%	218,923	29,266	2,864	245,325	100.0%

Private Fixed Maturities:

NAIC Rating (4)
1	11,174	665	106	11,733	28.3%	10,448	647	164	10,931	27.7%
2	23,327	1,286	509	24,104	58.2%	22,364	1,249	627	22,986	58.2%

Subtotal - High or Highest Quality Securities	34,501	1,951	615	35,837	86.5%	32,812	1,896	791	33,917	85.9%

3	3,561	127	72	3,616	8.7%	3,709	131	92	3,748	9.5%
4	1,044	20	22	1,042	2.5%	927	22	30	919	2.3%
5	656	29	29	656	1.6%	649	30	22	657	1.7%
6	233	52	12	273	0.7%	194	49	10	233	0.6%

Subtotal - Other Securities	5,494	228	135	5,587	13.5%	5,479	232	154	5,557	14.1%

Total	39,995	2,179	750	41,424	100.0%	38,291	2,128	945	39,474	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2017 and December 31, 2016, 761 securities with amortized cost of $4,646 million (fair value $4,728 million) and 918 securities with amortized cost of $4,634 million (fair value $4,759 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	March 31, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	125,405	77.3%	123,285	77.9%
Public, held-to-maturity, at amortized cost	1,808	1.1%	1,772	1.1%
Private, available-for-sale, at fair value	12,762	7.9%	11,646	7.4%
Private, held-to-maturity, at amortized cost	358	0.2%	372	0.2%
Trading account assets supporting insurance liabilities, at fair value	2,277	1.4%	2,166	1.4%
Other trading account assets, at fair value	433	0.3%	434	0.3%
Equity securities, available-for-sale, at fair value	2,757	1.7%	2,654	1.7%
Commercial mortgage and other loans, at book value	12,241	7.6%	11,700	7.4%
Policy loans, at outstanding balance	2,475	1.5%	2,369	1.5%
Other long-term investments (3)	1,386	0.9%	1,186	0.8%
Short-term investments	220	0.1%	398	0.3%

Total	162,122	100.0%	157,982	100.0%

	March 31, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	121,921	54.8%	119,916	54.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	28,275	12.7%	27,428	12.4%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,543	8.8%	19,674	9.0%
Other trading account assets, at fair value	1,258	0.6%	1,087	0.5%
Equity securities, available-for-sale, at fair value	4,808	2.1%	4,509	2.0%
Commercial mortgage and other loans, at book value	31,685	14.2%	31,071	14.1%
Policy loans, at outstanding balance	4,811	2.2%	4,726	2.1%
Other long-term investments (3)	5,785	2.6%	6,045	2.7%
Short-term investments	4,365	2.0%	6,259	2.8%

Total	222,451	100.0%	220,715	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

INVESTMENT RESULTS (1)

(in millions)

	Three Months Ended March 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.84%	2,457	133	3.90%	2,268	(37)
Equity securities	5.24%	72	26	5.02%	64	(5)
Commercial mortgage and other loans	3.97%	375	—	4.30%	378	14
Policy loans	4.79%	86	—	4.85%	84	—
Short-term investments and cash equivalents	1.18%	35	—	0.59%	27	—
Other investments	10.71%	233	5	3.13%	65	1,986

Gross investment income before investment expenses	3.99%	3,258	164	3.78%	2,886	1,958
Investment expenses	-0.14%	(113)	—	-0.14%	(96)	—

Subtotal	3.85%	3,145	164	3.64%	2,790	1,958

Investment results of other entities and operations (3)		271	(10)		268	21
Less, investment income related to adjusted operating income reconciling items		(62)			(41)

Total		3,354	154		3,017	1,979

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.02%	876	190	3.10%	815	185
Equity securities	3.80%	15	13	3.59%	14	5
Commercial mortgage and other loans	3.91%	117	1	4.38%	108	6
Policy loans	3.86%	23	—	3.86%	22	—
Short-term investments and cash equivalents	1.24%	3	—	0.90%	2	—
Other investments (2)	7.84%	34	69	2.32%	16	615

Gross investment income before investment expenses	3.17%	1,068	273	3.19%	977	811
Investment expenses	-0.12%	(43)	—	-0.12%	(39)	—

Total	3.05%	1,025	273	3.07%	938	811

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Three Months Ended March 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.51%	1,581	(57)	4.55%	1,453	(222)
Equity securities	5.82%	57	13	5.64%	50	(10)
Commercial mortgage and other loans	3.99%	258	(1)	4.26%	270	8
Policy loans	5.26%	63	—	5.33%	62	—
Short-term investments and cash equivalents	1.18%	32	—	0.58%	25	—
Other investments	11.41%	199	(64)	3.51%	49	1,371

Gross investment income before investment expenses	4.57%	2,190	(109)	4.16%	1,909	1,147
Investment expenses	-0.16%	(70)	—	-0.15%	(57)	—

Total	4.41%	2,120	(109)	4.01%	1,852	1,147

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	First Quarter 2017							First Quarter 2016
	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policy- holders’ Account Balances	Amorti- zation of Acqui- sition Costs	General and Adminis- trative Expenses	Pre-Tax Adjusted Operating Income	Policy Charges and Fee Income	Insurance and Annuity Benefits	Interest Credited to Policy- holders’ Account Balances	Amorti- zation of Acqui- sition Costs	General and Adminis- trative Expenses	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	—	7	(8)	—	(4)	—	19	—	18	10	23	2	(53)
Total of above items	—	7	(8)	—	(4)	—	19	—	18	10	23	2	(53)
Reported amount		327	88	—	128	—		—	111	100	144	508
Amount excluding impact of items indicated above	—	320	96	—	132	—		—	93	90	121	506

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended March 31, 2017								Three Months Ended March 31, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	5,774	—	—	—	604	103	—	6,481	5,577	—	—	—	622	98	—	6,297
Policy charges and fee income	1,555	(22)	—	—	—	—	—	1,533	1,511	88	—	—	—	—	—	1,599
Net investment income	3,354	(8)	—	—	645	70	—	4,061	3,017	(7)	—	—	612	48	—	3,670
Realized investment gains (losses), net	122	27	—	—	273	5	—	427	174	1,758	—	—	(98)	47	—	1,881
Asset management fees, commissions and other income	1,202	(85)	44	—	35	3	(31)	1,168	1,013	(333)	216	—	(7)	1	(8)	882

Total revenues	12,007	(88)	44	—	1,557	181	(31)	13,670	11,292	1,506	216	—	1,129	194	(8)	14,329

Benefits and Expenses :

Insurance and annuity benefits	6,146	(39)	—	—	1,380	153	—	7,640	5,984	119	—	—	1,054	140	—	7,297
Interest credited to policyholders’ account balances	920	(25)	—	12	33	—	—	940	907	216	—	130	33	—	—	1,286
Interest expense	322	—	—	—	1	1	—	324	325	—	—	—	1	1	—	327
Deferral of acquisition costs	(724)	—	—	—	—	—	—	(724)	(685)	—	—	—	—	—	—	(685)
Amortization of acquisition costs	481	(53)	—	—	11	—	—	439	479	712	—	—	11	—	—	1,202
General and administrative expenses	3,202	(9)	—	—	98	21	(3)	3,309	2,957	121	—	—	103	22	(33)	3,170

Total benefits and expenses	10,347	(126)	—	12	1,523	175	(3)	11,928	9,967	1,168	—	130	1,202	163	(33)	12,597

(1)	See page 36 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended June 30, 2016								Three Months Ended September 30, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	6,146	—	—	—	693	96	—	6,935	8,934	—	—	—	598	103	—	9,635
Policy charges and fee income	1,288	(12)	—	—	—	—	—	1,276	1,559	(19)	—	—	—	—	—	1,540
Net investment income	3,087	(8)	—	—	639	71	—	3,789	3,292	(8)	—	—	702	87	—	4,073
Realized investment gains (losses), net	138	1,059	—	—	205	31	—	1,433	115	529	—	—	153	16	—	813
Asset management fees, commissions and other income	1,153	(249)	108	—	9	1	(16)	1,006	1,150	(298)	37	—	28	3	(20)	900

Total revenues	11,812	790	108	—	1,546	199	(16)	14,439	15,050	204	37	—	1,481	209	(20)	16,961

Benefits and Expenses :

Insurance and annuity benefits	6,813	153	—	—	1,433	188	—	8,587	9,254	33	—	—	1,307	130	—	10,724
Interest credited to policyholders’ account balances	914	(23)	—	133	34	—	—	1,058	932	(140)	—	(1)	34	(1)	—	824
Interest expense	357	—	—	—	—	—	—	357	314	—	—	—	1	1	—	316
Deferral of acquisition costs	(718)	—	—	—	—	—	—	(718)	(731)	—	—	—	—	—	—	(731)
Amortization of acquisition costs	281	138	—	—	8	—	—	427	444	(339)	—	—	10	—	—	115
General and administrative expenses	3,108	162	—	—	103	22	(8)	3,387	3,279	1	—	—	98	23	(3)	3,398

Total benefits and expenses	10,755	430	—	133	1,578	210	(8)	13,098	13,492	(445)	—	(1)	1,450	153	(3)	14,646

	Three Months Ended December 31, 2016
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	7,296	—	—	—	707	94	—	8,097
Policy charges and fee income	1,529	(38)	—	—	—	—	—	1,491
Net investment income	3,299	(8)	—	—	625	72	—	3,988
Realized investment gains (losses), net	150	(2,090)	—	—	174	(167)	—	(1,933)
Asset management fees, commissions and other income	1,146	644	(378)	—	7	1	(13)	1,407

Total revenues	13,420	(1,492)	(378)	—	1,513	—	(13)	13,050

Benefits and Expenses :

Insurance and annuity benefits	7,658	(174)	—	—	1,429	136	—	9,049
Interest credited to policyholders’ account balances	945	(103)	—	(283)	33	1	—	593
Interest expense	319	—	—	—	—	1	—	320
Deferral of acquisition costs	(711)	—	—	—	—	—	—	(711)
Amortization of acquisition costs	468	(343)	—	—	8	—	—	133
General and administrative expenses	3,282	(48)	—	—	101	22	(8)	3,349

Total benefits and expenses	11,961	(668)	—	(283)	1,571	160	(8)	12,733

(1)	See page 36 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations separate from the portion attributable to external and potentially volatile capital and currency market conditions. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through accumulated other comprehensive income under GAAP. However, book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including accumulated other comprehensive income determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the asset management business.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2017

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 3, 2017

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of May 3, 2017

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.